De Leon & Company, P.A.

CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

510 NW 159th Lane

Pembroke Pines, Florida 33028

(954) 445-6478 fax 1-888-640-6161

WWW.DELEONCPAS.COM

December 21, 2017

To the Securities and Exchange Commission

We agree with the statement contained on Form 8-K dated December 19, 2017 as it pertains to De Leon & Company, P.A. regarding Item 4.01 Changes in Registrant’s Certifying Accountant.

Sincerely,

De Leon & Company, P.A.

MEMBER:    FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS                                                                                                                                                       BOARD CERTIFIED IN BUSINESS APPRAISALS

INSTITUTE OF MANAGEMENT ACCOUNTANTS                                                                                                                                                                                                     CERTIFIED MANAGEMENT ACCOUNTANT

INSTITUTE OF FRAUD EXAMINERS                                                                                                                                                                                                                         CERTIFIED IN FINANCIAL MANAGEMENT

                                                                                                                                                                                                                                                                                MASTERS IN BUSINESS ADMINISTRATION

De Leon & Company, P.A.

CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

510 NW 159th Lane

Pembroke Pines, Florida 33028

(954) 445-6478 fax 1-888-640-6161

WWW.DELEONCPAS.COM

MEMBER:    FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS                                                                                                                                                       BOARD CERTIFIED IN BUSINESS APPRAISALS

INSTITUTE OF MANAGEMENT ACCOUNTANTS                                                                                                                                                                                                     CERTIFIED MANAGEMENT ACCOUNTANT

INSTITUTE OF FRAUD EXAMINERS                                                                                                                                                                                                                         CERTIFIED IN FINANCIAL MANAGEMENT

                                                                                                                                                                                                                                                                                MASTERS IN BUSINESS ADMINISTRATION

De Leon & Company, P.A.

     __________________________

MEMBER:    FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS                                                                                                                                                       BOARD CERTIFIED IN BUSINESS APPRAISALS

INSTITUTE OF MANAGEMENT ACCOUNTANTS                                                                                                                                                                                                     CERTIFIED MANAGEMENT ACCOUNTANT

INSTITUTE OF FRAUD EXAMINERS                                                                                                                                                                                                                         CERTIFIED IN FINANCIAL MANAGEMENT

                                                                                                                                                                                                                                                                                MASTERS IN BUSINESS ADMINISTRATION